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                                                     Rule 497(d)
                                                     File No. 333-47467

                              THE NEVIS FUND, INC.

                          Supplement dated May 7, 1999
                     to the Prospectus dated June 26, 1998

  This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with such Prospectus.

  The wire instructions for The Nevis Fund, Inc. have changed. The disclosure under the heading "PURCHASES BY WIRE TRANSFER" on page 11 of the Prospectus, paragraph 2, has been deleted and is replaced with the following:

  Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: First Union National Bank; ABA # 031201467 for Account Number 2014216981143; Further Credit: The Nevis Fund, Inc. The share-holder's name and account number must be specified in the wire.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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